UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 29, 2005

Checkers Drive-In Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	58-1654960

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 West Cypress Street
Suite 600
Tampa, FL		33607

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (813) 283-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.Regulation FD Disclosure

On April 29, 2005 the Registrant issued a news release entitled “CHECKERS DRIVE-IN RESTAURANTS, INC. TO ANNOUNCE FIRST QUARTER 2005 EARNINGS”, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this Form 8-K:

(c) Exhibit No.	Description

99.1	Press Release, dated April 29, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKERS DRIVE-IN RESTAURANTS, INC.
(Registrant)

Date: May 2, 2005	By:	/s/ KEITH E. SIROIS

Chief Executive Officer and President